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                                                                   EXHIBIT 23(C)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1998, with respect to the financial statements of Six Flags Entertainment Corporation included in the Registration Statement (Amendment No. 2 to Form S-3, No. 333-45859) and related Prospectus of Premier Parks Inc.


                                                               Ernst & Young LLP


New York, New York
March 23, 1998